Exhibit 10.2

GUARANTY

GUARANTY, dated as of January 27, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guaranty”), made by PennyMac Mortgage Investment Trust, a Maryland real estate investment trust (the “Guarantor”), in favor of JPMorgan Chase Bank, National Association (the “Buyer”).

RECITALS

Pursuant to the Master Repurchase Agreement, dated as of January 27, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among PennyMac Corp. (“PMC”), PennyMac Operating Partnership, L.P. (“POP”), PennyMac Holdings, LLC (“PMH”, and together with PMC and POP, each individually, a “Seller”, and collectively the “Sellers”), PMC REO Trust 2015-1 (“New REO Subsidiary”), TRS REO Trust 1-A (“Legacy REO Subsidiary” and together with New REO Subsidiary, each an “REO Subsidiary” and collectively, “REO Subsidiaries”), the Guarantor and the Buyer, the Buyer has agreed from time to time to enter into transactions with Sellers upon the terms and subject to the conditions set forth therein. It is a condition precedent to the obligation of the Buyer to enter into Transactions with the Sellers under the Repurchase Agreement that the Guarantor shall have executed and delivered this Guaranty to the Buyer.

Now, therefore, in consideration of the premises and to induce the Buyer to enter into the Repurchase Agreement and engage in Transactions with the Sellers, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees to guarantee each Seller’s obligations under the Repurchase Agreement, as may be amended from time to time.

1.               Defined Terms.

(a)             Unless otherwise defined herein, terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.

(b)            For purposes of this Guaranty, “Obligations” shall mean all obligations and liabilities of the Sellers to the Buyer, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, or whether for payment or for performance (including, without limitation, Price Differential accruing after the Repurchase Date for the Transactions and Price Differential accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Seller, whether or not a claim for post filing or post petition interest is allowed in such proceeding), which may arise under, or out of or in connection with the Repurchase Agreement, this Guaranty and any other Facility Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Buyer that are required to be paid by the Sellers pursuant to the terms of such documents), all “claims” (as defined in Section 101 of the Bankruptcy Code) of the Buyer against any Seller, or otherwise.

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(c)             The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty and section and paragraph references are to this Guaranty unless otherwise specified.

(d)            The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.               Guarantee. (a) Guarantor hereby, unconditionally and irrevocably, guarantees to the Buyer and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by any Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b)            Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the later of (i) the termination of the Repurchase Agreement or (ii) the Obligations are paid in full, notwithstanding that from time to time prior thereto a Seller may be free from any Obligations.

(c)             No payment or payments made by any Seller, the Guarantor, any other guarantor or any other Person or received or collected by the Buyer from the Sellers, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full and the Repurchase Agreement is terminated, subject to the reinstatement provisions of Section 7 hereof.

(d)            Guarantor agrees that whenever, at any time, or from time to time, Guarantor shall make any payment to the Buyer on account of Guarantor’s liability hereunder, Guarantor will notify the Buyer in writing that such payment is made under this Guaranty for such purpose.

3.               Right of Set-off. Upon the occurrence of any Event of Default, Guarantor hereby irrevocably authorizes the Buyer at any time and from time to time without notice to the Guarantor, any such notice being waived by the Guarantor, to set-off and appropriate and apply any and all monies and other property of the Guarantor, deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer or any Affiliate thereof to or for the credit or the account of Guarantor, or any part thereof in such amounts as the Buyer may elect, against and on account of the Obligations and liabilities of the Guarantor to the Buyer hereunder and claims of every nature and description of the Buyer against the Guarantor, in any currency, whether arising hereunder or, under the Repurchase Agreement, as the Buyer may elect, whether or not the Buyer has made any demand for payment and although such Obligations and liabilities and claims may be contingent or unmatured. The Buyer shall notify the Guarantor promptly of any such set-off and the application made by the Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Buyer under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Buyer may have.

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4.               No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Buyer, the Guarantor shall not be entitled to be subrogated to any of the rights of the Buyer against any Seller or any other guarantor or any collateral security or guarantee or right of offset held by the Buyer for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Seller or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Buyer by any Seller on account of the Obligations are paid in full and the Repurchase Agreement is terminated. The Guarantor hereby subordinates all of its subrogation rights against each Seller to the full payment of Obligations due Buyer under the Repurchase Agreement for a period of 91 days following the final payment of the last of all of the Obligations under the Facility Documents. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Buyer, segregated from other funds of Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Buyer in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Buyer, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Buyer may determine.

5.               Amendments, Etc. with Respect to the Obligations; Waiver of Rights. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by the Buyer may be rescinded by the Buyer and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyer, and the Repurchase Agreement, and the other Facility Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Buyer for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Buyer shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on a Seller or any other guarantor, and any failure by the Buyer to make any such demand or to collect any payments from any Seller or any such other guarantor or any release of a Seller or such other guarantor shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

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6.               Guaranty Absolute and Unconditional.

(a)             Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Buyer upon this Guaranty or acceptance of this Guaranty, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between any Seller and the Guarantor, on the one hand, and the Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

(b)            Guarantor hereby expressly waives all set-offs and counterclaims and all diligence, presentments, demands for payment, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, notices of sale, notice of default or nonpayment to or upon any Seller or the Guarantor, surrender or other handling or disposition of assets subject to the Repurchase Agreement, any requirement that Buyer exhaust any right, power or remedy or take any action against any Seller or against any assets subject to the Repurchase Agreement, and other formalities of any kind.

(c)             Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Repurchase Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Seller against the Buyer, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of any Seller or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of a Seller from the Obligations, or of the Guarantor from this Guaranty, in bankruptcy or in any other instance.

(d)            When pursuing its rights and remedies hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Seller or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from a Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of a Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Guarantor.

(e)             This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Buyer, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full and the Repurchase Agreement shall be terminated, notwithstanding that from time to time prior thereto a Seller may be free from any Obligations.

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(f)             Guarantor waives, to the fullest extent permitted by applicable law, all defenses of surety to which it may be entitled by statute or otherwise.

7.               Reinstatement. The Obligations of the Guarantor under this Guaranty, and this Guaranty shall continue to be effective, or be reinstated, as the case may be, and be continued in full force and effect, if at any time any payment, or any part thereof, of any of the Obligations is rescinded, invalidated, declared fraudulent or preferentially set aside or must otherwise be restored, returned or repaid by the Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Seller or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Seller or the Guarantor or any substantial part of its or their property, or for any other reason, all as though such payments had not been made.

8.               Payments. Guarantor hereby guarantees that Obligations will be paid to the Buyer without set-off or counterclaim in U.S. Dollars.

9.               Event of Default. If an Event of Default under the Repurchase Agreement shall have occurred and be continuing, Guarantor agrees that, as between Guarantor and Buyer, the Obligations may be declared to be due for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against a Seller and that, in the event of any such declaration (or attempted declaration), such Obligations shall forthwith become due by Guarantor for purposes of this Guaranty.

10.            Waiver of Rights. Guarantor hereby waives: (i) notice of or proof of reliance by the Buyer upon this Guaranty or acceptance of this Guaranty and the Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty, and all other dealings between a Seller and Guarantor, on the one hand, and the Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty; (ii) diligence, presentment, protest, all demands whatsoever, and notice of default or nonpayment with respect to the Obligations; (iii) the filing of claims with any court in case of the insolvency, reorganization or bankruptcy of any Seller; and (iv) any fact, event or circumstance that might otherwise constitute a legal or equitable defense to or discharge of Guarantor, including (but without typifying or limiting this waiver), failure by the Buyer to perfect a security interest in any collateral securing performance of any Obligation or to realize the value of any collateral or other assets which may be available to satisfy any Obligation and any delay by the Buyer in exercising any of its rights hereunder or against any Seller.

11.            Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by electronic transmission) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages of the Repurchase Agreement; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when transmitted electronically or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

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12.            Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.            Integration. This Guaranty represents the agreement of the Guarantor with respect to the subject matter hereof and thereof and there are no promises or representations by the Buyer relative to the subject matter hereof or thereof not reflected herein or therein.

14.            Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Buyer, provided that any provision of this Guaranty may be waived by the Buyer.

(b)            The Buyer shall not by any act (except by a written instrument pursuant to clause (a) above), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion.

(c)             The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

15.            Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

16.            Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Buyer and its successors and assigns. This Guaranty may not be assigned by the Guarantor without the express written consent of the Buyer.

17.            Governing Law. THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

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18.            SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A)           SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE OTHER FACILITY DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(B)           CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C)           AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE BUYER SHALL HAVE BEEN NOTIFIED; AND

(D)           AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

19.            WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BUYER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

20.            Intent. This Guaranty is intended to constitute a security agreement or other arrangement or other credit enhancement related to the Repurchase Agreement and Transactions thereunder as defined under Sections 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

PENNYMAC MORTGAGE INVESTMENT TRUST , as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh Title: Executive Vice President, Treasurer

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